Exhibit 99.1

Investor Presentation Fourth Quarter 2022 Highlights F&M TRUST Franklin Financial Services Corporation

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  F&M TRUST Franklin Financial Services Corporation 2

CEO Comments 2022 was a year of positioning Franklin Financial Services Corporation for the future. With several members of the senior management team retiring, we overlapped their successors to make for a smooth transition. Last year saw a move to a new corporate headquarters from facilities used since the early 1900s, and we also transitioned the bank to using Salesforce to improve both sales and service to our customers. Also, we opened our first full-service community office in Maryland and added a new Board member from Maryland who brings a wealth of knowledge and experience to our existing Board of Directors. While the dramatic interest-rate changes of 2022 helped us improve our Net Interest Margin (NIM), we can expect that in 2023 the cost of funding will increase and tighten NIM. At the same time, with the addition of commercial relationship managers with experience in adjoining markets, we should be able to grow loans even in the face of possible recession. Our credit quality further improved, and we are appropriately provisioned should changes in the economy create challenges for some of our customers. Fee income should be supported by continued growth in the number of clients using our Investment & Trust Services, and the bank is focused on improving efficiencies throughout the company. The negative effect of Accumulated Other Comprehensive Income (AOCI) on book capital should level off given a portfolio duration under 4 ½ years, particularly if the rate of interest hikes slows down in 2023. Sincerely, F&M TRUST Franklin Financial Services Corporation 3

Mission, Vision & Core Values Mission Statement Delivering the right financial solutions from people you know and trust. Vision We are committed to remaining independent by growing our bank to meet the increasing needs of our customers, communities and shareholders. We will be the financial services leader in the markets we serve. Core Values The employees, officers and directors are committed to the core values of integrity, teamwork, excellence, accountability and concern for our customers and the communities we serve. F&M TRUST Franklin Financial Services Corporation 4

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is a holding company headquartered in Franklin County, PA Franklin Financial’s wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 Total assets of the Company were $1.70 billion as of December 31, 2022 As of December 31, 2022, Franklin Financial reported $1.02 billion in brokerage and trust assets under management Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF) F&M TRUST Franklin Financial Services Corporation 5

A Market Share Leader 22 locations in Franklin, Cumberland, Fulton, and Huntingdon counties PA, and Washington County MD. #1 Deposit Market Share in Chambersburg (53.5%) #1 Deposit Market Share in Franklin County (40.5%) #2 Deposit Market Share in Fulton County (36.4%) Began operation in MD in June 2022 F&M TRUST Franklin Financial Services Corporation 6 Source: Federal Deposit Insurance Corporation; Deposit Market Share Report; June 30, 2022

Experienced and Cohesive Executive Team

Executive	Title	Years of Banking Experience	Joined F&M Trust	Prior Experience
Timothy G. Henry	*President & Chief Executive Officer*	**41**	2016	*Fulton, Centra Bank, BlueRidge Bank, Susquehanna Bank, BB&T*
Mark R. Hollar	*Executive Vice President, Chief Financial Officer & Treasurer*	**35**	1994	*ValleyBank & Trust*
Charles B. Carroll, Jr.	*Executive Vice President, Chief Operating Officer*	**29**	2023	*S&T Bank, FirstMerit / Huntington National Bank, BBVA Compass*
Lorie Heckman	*Senior Vice President, Chief Risk Officer*	**37**	1986	
Steven D. Butz	*Senior Vice President, Chief Commercial Services Officer*	**38**	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Scott Ehrig, CFP, CIMA	*Senior Vice President, Chief Investment & Trust Services Officer*	**30**	2020	*FMA Advisory, Wilmington Trust, M&T Investment Group, JP Morgan*

F&M TRUST
Franklin Financial Services Corporation
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Experienced and Cohesive Executive Team Executive Title Years of Banking Experience Joined F&M Trust Prior Experience Louis J. Giustini Senior Vice President, Chief Retail Services Officer 35 2022 Hagerstown Trust, Columbia Bank, Fulton Bank Karen K. Carmack, DM Senior Vice President, Chief Human Resources Officer 28 2000 ACNB Matthew D. Weaver Senior Vice President, Chief Marketing Officer 23 2014 Susquehanna Bank, Clifton LarsonAllen, IMRE David Long Senior Vice President, Chief Technology Officer 16 2022 Howard Bank F&M TRUST Franklin Financial Services Corporation 8

Well-Established Company Market share leader in core deposit, loan, and asset-management segments in economically stable and historically growing markets Recently hired executive team members with extensive banking industry experience and market knowledge, adding to an experienced management team Consistently strong core operating fundamentals with a diverse revenue mix Strong capital position, sound risk management, and neutral to slightly asset-sensitive balance sheet positioned to benefit from rising interest rates Stable, low-cost core deposit base, which becomes more valuable in a rising rate environment A well-diversified loan portfolio with an emphasis on small-business relationships without reliance on participation loans Accelerating digital transformation and technology adoption to support business growth and service F&M TRUST Franklin Financial Services Corporation 9

2022 Year-End Financial Updates Net interest income for 2022 was $51.6 million compared to $44.7 million in 2021 Continue to adjust deposit rates in response to market conditions Net interest margin was 3.58% for the fourth quarter compared to 2.79% for the same period in 2021 and 3.11% for 2022 compared to 2.88% in 2021 Provision for loan loss was $650 thousand for the fourth quarter and for the year Allowance for loan loss ratio of 1.35%; non-performing asset ratio of 0.01% Capital position remained strong with a total risk-based capital ratio of 17.21% and a leverage ratio of 8.95% Maintained the dividend at $0.32 per share for the first quarter of 2023 F&M TRUST Franklin Financial Services Corporation 10

2022 Year-End Financial Updates Loan-to-deposit ratio of 67% is up slightly and allows for lending opportunities at higher interest rates Fee income from new mortgages originated for sale in the secondary market decreased $1.7 million compared to 2021 Deposits decreased 2.1% from year-end 2021 A new retail checking account lineup introduced in 2021 helped to generate a 12% increase in deposit fees year-over-year Focusing on the value of relationships and aided by technology, eliminated non-sufficient fund, continuous overdraft and return deposit item processing fees on consumer accounts, which will have a negative impact on deposit fee income F&M TRUST Franklin Financial Services Corporation 11

Digital Transformation in 2022 Registered Zelle® users increased 21.0% and mobile banking users increased 5.0% from the same period in 2021 as customers continue to transition to digital banking channels Introduced MX Personal Finance and Credit Score powered by SavvyMoney® as online and mobile banking enhancements, improving bank’s reach to customers Treasury services improved digital solutions to help business customers streamline payment and collection processes, manage liquidity, and prevent fraud, resulting in increased fee income and deposits Business online banking customers increased 10.5% from the same period in 2021 Utilize AI-driven predictive modeling to deliver targeted marketing content through the bank’s online and mobile banking platforms, website, and at the point-of-sale Launched Salesforce in Retail, Commercial and Investment & Trust Services segments of the bank F&M TRUST Franklin Financial Services Corporation 12

Outlook for 2023 Continue building for the future by making investments in our physical, technological, and sales infrastructure including: Further integration of Salesforce, a digital sales platform used throughout the bank Expanding our banking presence in Hagerstown, MD Enhancing our team of employees with the addition of several key positions and expanded training Continue to transition commercial and consumer customers to digital banking and call center channels for day-to-day financial needs Increased competition for quality credit in the market will challenge loan demand Rising deposit rates will challenge expansion of NIM F&M TRUST Franklin Financial Services Corporation 13

Outlook for 2023 Fee income generated by the Investment & Trust Services business line will be challenged due to the current downward trend in the equity and bond markets but will be offset by the origination of new customers and cost controls that are in place A focus on cross-selling between Commercial, Retail, and Investment & Trust Services lines of business will yield new opportunities across the bank with our existing customers Expect growth in commercial lending relationships due to addition of new relationship managers and growth into newer markets for the bank Declines in deposit balances as the federal pandemic funding is spent by individual businesses and municipalities The negative effect of AOCI on book capital should level off (given a portfolio duration under 4 ½ years) particularly if the rate of interest hikes slows down in 2023 F&M TRUST Franklin Financial Services Corporation 14

Outlook for 2023 Improving efficiency ratio as addition of Salesforce and move to new headquarters building are fully absorbed and benefits start to be realized Growth from the Investment & Trust Services division as equity and bond markets stabilize from 2022 and the division continues its pace of adding new relationships F&M TRUST Franklin Financial Services Corporation 15

Summary The Company continues to be well capitalized and positioned to successfully develop new commercial and investment and trust relationships The bank is positioned to fund growth though the resulting NIM will likely contract Asset quality is good, and the Company is well provisioned for losses should they occur in future quarters due to economic factors The Company is actively working to bring more digitally based products and services to its customers The Company is positioning for future growth and expansion following the completed consolidation and move to a new corporate headquarters and operations center, the addition of Salesforce, transitioning of senior leadership, and a new full-service community office in Maryland F&M TRUST Franklin Financial Services Corporation 16

Financial Updates Fourth Quarter Ended December 31, 2022 F&M TRUST Franklin Financial Services Corporation 17

Balance Sheet Highlights Dollars in Thousands (000’s) 12/31/2022 9/30/2022 12/31/2021 12/31/2020 Total Assets $1,699,579 $1,847,162 $1,773,806 $1,535,038 Cash and Cash Equiv. $64,899 $210,156 $175,149 $57,146 Investments $487,247 $492,467 $530,292 $397,331 Net Loans $1,036,866 $1,033,518 $983,746 $992,915 Deposits $1,551,448 $1,704,983 $1,584,359 $1,354,573 Shareholders’ Equity $114,197 $108,151 $157,065 $145,176 F&M TRUST Franklin Financial Services Corporation 18

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 12/31/2022 Quarter Ended 9/30/2022 Quarter Ended 12/31/2021 Interest Income $16,997 $15,043 $12,133 Interest Expense $2,392 $980 $723 Provision for Losses 650 -- (200) Noninterest Income1 $3,690 $3,739 $4,544 Noninterest Expense $13,196 $12,200 $11,981 Net Income $3,717 $4,631 $3,653 F&M TRUST Franklin Financial Services Corporation 19

Key Performance Measures Percent (%) Quarter Ended 12/31/2022 Quarter Ended 9/30/2022 Quarter Ended 12/31/2021 Return on Avg. Assets 0.84 1.00 0.84 Return on Avg. Equity 13.58 14.86 9.56 Efficiency Ratio1 70.42 67.23 73.40 Net Interest Margin 3.58 3.28 2.79 Noninterest Inc2 / Operating Revenue 20.17 21.00 28.48 F&M TRUST Franklin Financial Services Corporation 20 1See GAAP versus Non-GAAP reconciliation; 2Excludes securities gains in all periods

Balance Sheet Strength Percent (%) Quarter Ended 12/31/2022 Quarter Ended 9/30/2022 Quarter Ended 12/31/2021 Risk-Based Capital Ratio (Total) 17.21 17.34 18.41 Leverage Ratio (Tier 1) 8.95 8.59 8.52 Common Equity Ratio (Tier 1) 14.22 14.29 15.20 Tangible Common Equity Ratio 6.22 5.39 8.39 Nonperforming Assets1 / Total Assets 0.01 0.30 0.42 Allowance for Loan Loss as a % of Loans 1.35 1.43 1.51 Allowance to Nonaccrual Loans NM2 268.33 204.04 F&M TRUST Franklin Financial Services Corporation 21 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned; 2Not meaningful = 11,812.50%

Market Statistics Per Share Measure / Market Valuation Quarter Ended 12/31/2022 Quarter Ended 9/30/2022 Quarter Ended 12/31/2021 Diluted Earnings Per Share $0.84 $1.05 $0.82 Cash Dividend Yield 3.55% 4.06% 3.87% Regular Cash Dividends Paid $0.32 $0.32 $0.32 Dividend Payout Ratio 37.77% 30.36% 38.83% Market Value Per Share $36.10 $31.56 $33.10 Book Value $26.01 $24.60 $35.36 Tangible Book Value1 $23.96 $22.55 $33.34 Market Cap ($M) $158.48 $138.74 $147.00 Price / Book (%) 138.79% 128.29% 93.61% Price / Tangible Book (%) 150.67% 139.95% 99.29% Price / LTM EPS (X) 10.74 9.45 7.51 F&M TRUST Franklin Financial Services Corporation 22 1See GAAP versus Non-GAAP reconciliation

Balanced Revenue Model Annualized Noninterest Income Source as a percentage of Average Assets as of December 31, 2022 2022 Franklin Financial Median PA Banks Peer1 Trust 0.41% 0.01% Service Charges on Deposits 0.15% 0.09% Gain on Sale of Loans 0.05% 0.03% Other 0.22% 0.27% Total Noninterest Income2 0.91% 0.56% F&M TRUST Franklin Financial Services Corporation 23 1PA Banks and Holding Companies with assets between $1-3 billion reporting for the last twelve months ended as of September 30, 2022; Source: S&P Global Market Intelligence; 2Excludes gains on securities

Deposit Mix Cost of Deposits (%) 0.64 0.28 0.12 0.23 Franklin Financial Deposit Mix ($000’s) Retail Time $57,390 4% Demand Deposits $299,231 19% NOW & Other Transaction $496,533 32% MMDAs & Savings $698,294 45% F&M TRUST Franklin Financial Services Corporation 24

Liquidity Available at December 31, 2022 Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank $379,133 $ – $379,133 Federal Reserve Bank Discount Window $60,218 $ – $60,218 Correspondent Banks $56,000 $ – $56,000 Total $495,351 $ – $495,351 F&M TRUST Franklin Financial Services Corporation 25

Diversified Loan Portfolio $52,290 $21,742 $205 $179 $41,140 $41,846 $37,913 $37,486 $105,639 $111,232 $132,530 $113,629 $145,279 $150,232 $120,039 $118,443 $212,030 $208,615 $216,003 $218,468 $73,049 $74,407 $103,005 $106,921 $389,723 $406,956 $441,161 $456,198 Commercial Real Estate State/Muni Loans Paycheck Protection Program Commercial (C&I) Construction Purchased Participations 1-4 Family Ag, Consumer and Other F&M TRUST Franklin Financial Services Corporation 26 1Purchased participations are included as part of the loans outstanding

Investment and Trust Services Total and New Assets Under Management ($000’s) $104,881 $838,852 $943,733 $62,022 $104,127 $810,970 $915,097 $82,169 $116,398 $904,323 $1,020,722 $147,454 Brokerage Trust Total New Assets Under Management (YTD) F&M TRUST Franklin Financial Services Corporation 27

Strong Credit Quality Nonperforming Assets1 / Assets (%) 0.57% 0.42% 0.30% 0.01% F&M TRUST Franklin Financial Services Corporation 28 1Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M TRUST Franklin Financial Services Corporation 29

Appendix F&M TRUST Franklin Financial Services Corporation 30

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) Quarter Ended 12/31/2022 Quarter Ended 9/30/2022 Quarter Ended 12/31/2021 Shareholders’ equity $114,197 $108,151 $157,065 Less intangible assets (9,016) (9,016) (9,016) Shareholders’ equity (non-GAAP) 105,181 99,135 148,049 Shares outstanding (in thousands) 4,390 4,396 4,441 Tangible book value (non-GAAP) $23.96 $22.55 $33.34 Efficiency Ratio Noninterest expense $13,196 $12,200 $11,981 Net interest income 14,605 14,063 11,410 Plus tax equivalent adjustment to net interest income 445 346 368 Plus noninterest income, net of securities transactions1 3,690 3,739 4,544 Total revenue 18,740 18,148 16,322 Efficiency Ratio (non-GAAP) 70.42% 67.23% 73.40% F&M TRUST Franklin Financial Services Corporation 31 1Excludes securities gains in all periods